SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   January 9, 2003

BANKRATE, INC.

(exact name of registrant as specified in its charter)

Florida	0-25681	65-0423422

(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11811 U.S. Highway One Suite 101 North Palm Beach, Florida	33408

(zip code)

Registrant’s telephone number, including area code:   (561) 630-2400

Item 5.

On January 9, 2003, Bankrate, Inc. distributed a press release announcing that its stock will begin trading on the Nasdaq SmallCap Market on January 9, 2003.

Item 7.    Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

None.

(b)	Pro forma financial information.

None.

(c)	Exhibits.

99.1        Text of press release of Bankrate, Inc. dated January 9, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANKRATE, INC.

Date: January 9, 2003	/S/ ROBERT J. DEFRANCO
Robert J. DeFranco Senior Vice President Chief Financial Officer

EXHIBIT INDEX

Exhibit

99.1	Text of press release of Bankrate, Inc. dated January 9, 2003.

3